UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 9, 2004

                            BEACON POWER CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                         001-16171                 04-3372365
      --------                         ---------                 ----------
(State or Other Jurisdiction of (Commission File Number)       (IRS Employer
    Incorporation)                                          Identification No.)

       234 BALLARDVALE STREET
           WILMINGTON, MA                                          01887
       ----------------------                                      -----
(Address of Principal Executive Offices)                        (Zip Code)

                                  978-694-9121
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

         Beacon Power Corporation (the "Registrant") has been awarded participation in two projects (the "Projects") with the New York State Energy Research and Development Authority and with the California Energy Commission. The Projects would involve the Registrant providing grid frequency regulation and reactive power by utilizing the Registrant's flywheel energy storage system. The final terms and conditions of the Projects have yet to be finalized, however, and the Registrant's participation is subject to this finalization of applicable contracts.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION



Date:  December 14, 2004               By:________________________________
                                     Name: F. William Capp
                                    Title: President and Chief Executive Officer